Contingent Liabilities	12 Months Ended
Dec. 31, 2021
Contingent Liabilities
Contingent Liabilities

26 Contingent liabilities

In May 2016, the Company was informed in writing by the Universitair Medisch Centrum Utrecht ("UMCU") that a claim had been initiated against UMCU regarding a prenatal diagnostic test that the Company conducted at their request which failed to identify a specific mutation present in a patient. On October 1, 2018, the UMCU and Neon Underwriting Limited formally filed a legal claim in the local court in Rostock, Germany against the Company alleging that the Company’s negligence in performing the test resulted in the misdiagnosis of the patient. UMCU is seeking recovery for compensatory damages as a result of the alleged misdiagnosis. By court order of November 8, 2018, the Regional Court of Rostock set the amount in dispute at EUR 880k.

On November 12, 2018, the Company submitted a notice to the Regional Court of Rostock of the intention to defend against the claim. On January 3, 2019, the Company filed a motion to dismiss in which the Company denied the merits of the claim. UMCU and Neon Underwriting Limited responded to this motion on March 15, 2019 with a statement of reply, and the parties made several court filings setting out their arguments since. By order dated June 3, 2019, the Regional Court of Rostock provided a first set of questions to be answered by an expert witness.

As of December 31, 2020, the amount in dispute was EUR 1.3 million. The matter was assigned to a new judge, due to the illness of the prior judge, and the decision to appoint the recommended expert witness is still pending. Since then, several potential experts were approached by the court but eventually declined to prepare an expert witness report due to the possibility of bias.

The Company intends to continue to rigorously defend its position and considers that it is not probable the legal claim towards the Company will be successful and as a result has not recognized a provision for this claim as of December 31, 2021. In addition, in case a settlement would be required, the Company believes that the corresponding liability will be fully covered by the respective existing insurance policies.

On August 7, 2021, our partnering laboratory physician and a key executive officer of ours, Prof. Dr. Peter Bauer was informed in writing by the Public Prosecutor's Office in Fulda that a criminal investigation had been initiated against him regarding allegedly falsely billing statements submitted to the Association of Statutory Health Insurance Physicians in Hessen (Kassenärztliche Vereinigung Hessen). The aggregate amount in question was EUR 42,268.50. The investigation and claims were subsequently dropped in January 2022.

Certain of our original shareholders agreed to reimburse us for the payments that we make to option holders under the 2016 Plan. Upon completion of the Follow-on Equity Offering, the relevant payables to the holders of vested options were settled mainly by the proceeds received from such original shareholders from the sale of their shares in the Follow-on Equity Offering. We have received a demand from one such original shareholder that alleges that it should have paid less to us in connection with the settlement of such payables. While we continue to believe that such demand has little chance of being successfully enforced through legal proceedings, we see the benefit of settling this pending issue. We have therefore agreed to a settlement agreement with the relevant shareholders pursuant to which we will make a one-time-payment in the total amount of EUR 550,000 to be divided up between such shareholders. On November 22, 2021, we signed a settlement agreement with the relevant shareholders.